1 SUCCESSFULLY EXECUTING OUR STRATEGIC PLAN Annual Shareholders Meeting | May 2, 2017

2 Forward-Looking Statements Certain statements we may make today may constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Orrstown Financial’s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

3 Call to Order Joel R. Zullinger, Chairman of the Board

4 Conduct Meeting Business Joel R. Zullinger, Chairman of the Board

5 Introduction of the Board of Directors

6 Conduct Meeting Business Joel R. Zullinger, Chairman of the Board

7 Rules of Conduct • In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc. (the “Company”), we ask you to honor the following rules of procedure: • Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. We ask that shareholders approach the microphone at the front of the theater. • The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item. • Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company.

8 Rules of Conduct (continued) • Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption. • A shareholder will be permitted up to two minutes to address the Meeting when recognized by the Chairman. • Derogatory references to personalities or comments that are otherwise in bad taste or any outbursts of demonstration will not be permitted and will be a basis for removal from the Meeting. • No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off.

9 Rules of Conduct (continued) • The views, constructive comments and criticisms from shareholders are welcome, but the purpose of the Meeting will be observed. The Chairman will stop discussions that are: • Irrelevant to the matter under consideration, • Proposals related to the conduct of the Company’s ordinary business operations, • Derogatory or inflammatory, • Related to customers of Orrstown Bank, or • In substance repetitious statements made by other persons.

10 Conduct Meeting Business Joel R. Zullinger, Chairman of the Board

11 Management Report-Recap of 2016 Achievements Thomas R. Quinn, Jr., President & CEO

Our Experienced Leadership Team

	Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
	**Thomas R. Quinn, Jr.** *President & CEO*	27 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
	**David P. Boyle** *EVP/Chief Financial Officer*	26 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
	**Barbara E. Brobst** *EVP/Chief Human Resources Officer*	35 years	1997	HR | Training | Trust | Executive	Financial Trust
	**Robert G. Coradi** *EVP/Chief Risk Officer*	29 years	2012	Credit | Operations | Executive	Susquehanna
	**Philip E. Fague** *EVP/Trust and Wealth Management*	29 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
	**Jeffrey S. Gayman** EVP/Market President	21 years	1996	Lending | Retail | Executive	Orrstown Bank
	**David T. Hornberger** EVP/Market President	31 years	2016	Lending | Executive	Susquehanna, Graystone/Tower,
	**Adam L. Metz** *EVP/Chief Lending Officer*	22 years	2016	Lending | Executive	Metro, M&T
	**Benjamin W. Wallace, J.D.** *EVP/Operations & Technology*	14 years	2013	Technology | Legal | Operations | Executive	JPM/Chase

12

ORRSTOWN Financial Services, Inc.

13 2016 Achievements At last year’s shareholder meeting we said, “In 2016 our primary focus is to improve earnings and drive stock appreciation through a focus that includes growing revenue through multiple initiatives, including investment in customer-facing sales professionals to leverage the infrastructure we have built over the past several years” Continue to build shareholder value • Continue core earnings improvement • Asset growth, led by prudent commercial lending • Continued improvement in asset quality • Strategic growth of our fee-based businesses • Continue to take advantage of market opportunities

14 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 Stock Performance Trend $17.32 3/31/2016 $22.35 3/31/2017 29.0% appreciation last 12 months PRICE PER SHARE

15 Dividend Growth Trend $0.06 $0.07 $0.08 $0.09 $0.10 (per share, last nine quarters) 5/2015 8/2015 11/2015 2/2016 5/2016 8/2016 11/2016 2/2017 5/2017

16 Looking Back: Key Milestones *as of 4/30/2017 ** Assets under management at 3/31/17 • May 2015: Quarterly dividend restored • June 2015: Opened first Lancaster County branch* • $132.2 million net loans • $43.6 million in deposits • May 2016: Opened LPO in Lancaster County • Base of operations for region for commercial lending, OFA, mortgage lending • Key location with advantageous branding opportunity • Lancaster market has funded $143.8 million in commercial loans in less than two years • July 2016: Opened LPO in Berks County • Three person OFA team has generated $37.7 million** in AUM • Exceeded initial forecasts

17 Looking Back: Key Milestones (1) FDIC June 2016 and system generated April 30, 2017 (2) Core system loan data 7/31/2016 and April 30, 2017 • August 2016: Relocated Camp Hill Regional Office • Hub office for all business lines • Superior location on Market Street • Significant growth since move • Total Deposits grew from $31.0 million to $49.9 million(1) • Total Loans grew from $50.4 million to $62.3 million(2) • October 2016: Opened Harrisburg Regional Office (Swatara Twp.) • Houses Chief Lending Officer, Commercial Lending Team, Mortgage Lenders • Full service retail branch • 75% of annual operating costs covered by tenants • Room for future expansion as needed

18 Looking Back: Key Milestones *Branch opened 4/17/2017-deposit data as of 4/30/2017 ** Includes May 2017 declaration of dividend • April 2017 Opened second branch in Lancaster County • $8.4 million in deposits; 45 new accounts in first 11 days* • April 2017 Declared dividend of $0.10/share • 9th consecutive quarterly dividend** • 43% appreciation since dividend restored in May 2015 • April 2017 Continue to receive positive analysts’ coverage

19 Looking Back: Stock Performance in Summary *at 4/27/17 **Source: NASDAQ volume average for respective years $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 • Listed on Russell 2000 Index • Market Cap of $183 million* • Increasing liquidity in stock** • 2015: 6,973 average daily volume • 2016: 16,679 average daily volume • 9 consecutive quarterly dividends • Three dividend increases-43% gain • 29% appreciation year-over-year

20 2016 Achievements: Investment in Customer-Facing Sales Professionals • Commercial Lending 9 new business bankers • Orrstown Financial Advisors 4 new sales representatives • Registered Investment Advisor Acquisition of Wheatland Advisors, Inc. • Mortgage Lending 4 new mortgage lenders • Cash Management 4 member team* We are establishing Orrstown Bank as the employer of choice in the region *Joined November 2015

21 2016 Achievements: Key Metrics At last year’s shareholder meeting we said, “In 2016 our primary focus is to improve earnings and drive stock appreciation through a focus that includes growing revenue through multiple initiatives, including investment in customer-facing sales professionals to leverage the infrastructure we have built over the past several years” • Loan growth of 13.0% • Continued strength in core markets • Successful entrance into new markets • New teams began to make impact in second half of 2016 • Deposit growth of 11.7% • Continued strength in core markets • Successful entrance into new markets • Cash Management team execution • Relationship banking strategy is working Loan and deposit growth exceeded expectations ($ in 000s) ($ in 000s) $800,000 $810,000 $820,000 $830,000 $840,000 $850,000 $860,000 $870,000 $880,000 $890,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $1,040,000 $1,060,000 $1,080,000 $1,100,000 $1,120,000 $1,140,000 $1,160,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016

2016 Achievements: Key Metrics

- Focus on noninterest income: ($ in 000s)

	2015	2016	Change
Orrstown Financial Advisors(1)	$6,623	$7,024	+6.1%
Mortgage Banking Activities	$2,747	$3,412	+24.2%
Service Charges on Deposit Accounts	5,226	5,445	+4.2%
Total noninterest income before securities gains	$17,254	$18,319	+6.2%

- Optimizing and monetizing digital channels
  - 83.1 million millennials in the U.S., more than ¼ of the total population and the largest group in the work force*
- Digital consumer loan growth**
  - 69 new customers and $7.6 million in new loans funded; complete sales cycle entirely online
- Digital consumer deposit growth
  - 118 new customers and 308 new accounts
- State-of-the-art mobile banking applications
  - Established standalone "e-banking" cost center
  - Strategic focus in 2017 and beyond

(1) Comprised of trust and investment management income and brokerage income; Wheatland Advisors acquisition had nominal impact as the acquisition occurred in December 2016
*Census Bureau; Millennials defined as born between 1982 and 2000, currently ages 17-35. Surpassed Baby Boomers as largest group in US workforce in 2015
**includes mortgages and consumer loans

22

ORRSTOWN Financial Services, Inc.

23 2016 Achievements: Key Metrics At last year’s shareholder meeting we said, “In 2016 our primary focus is to improve earnings and drive stock appreciation through a focus that includes growing revenue through multiple initiatives, including investment in customer-facing sales professionals to leverage the infrastructure we have built over the past several years” • Continued improvement in asset quality Metric 2015 2016 Total NPAs to total assets 1.34% 0.52% Total NPLs to total loans 2.12% 0.80% Allowance for loan losses to total loans 1.74% 1.45% Allowance for loan losses to nonperforming loans 81.95% 181.39%

24 $11.1 billion in deposits(1) 1,802 businesses(2) $40.6 billion in deposits(1) 6,789 businesses(2) A Review of 2016: Geographic Expansion in Favorable Markets (1) FDIC, June 2016 (2) Dun & Bradstreet-Businesses with annual sales between $1-$50 million, April 2017

25 Camp Hill Regional Hub Harrisburg Regional Office Manheim Pike Branch Lancaster LPO Geographic Expansion in Favorable Markets Roherstown Rd. Branch Wheatland Advisors New Holland Branch Wyomissing LPO • Expansion of Customer-facing sales force and support teams in 2016-2017 • Early results from newest locations have consistently exceeded forecasts • Also beginning phased refresh of current locations

26 A Review of 2016: Summary • Loan growth of 13.0% • Deposit growth of 11.7% • Fee income growth of 6.2%* • Continued focus on enterprise risk management • 29% stock appreciation year-over-year** • Strong performance from legacy markets • Successful entrance into new markets *Total noninterest income before securities gains; **3/31/2016 vs. 3/31/2017

27 Meeting Agenda • Call to Order • Introduction of the Board of Directors and Other Distinguished Guests • Conduct Meeting Business • Management Reports • Thomas R. Quinn, Jr., President & CEO Recap of 2016 Achievements • David P. Boyle, EVP/Chief Financial Officer Financial Review • Thomas R. Quinn, Jr., President & CEO Looking Forward 2017 and Beyond • Questions From Our Shareholders • Conduct Meeting Business • Adjournment

28 Management Report - Financial Review David P. Boyle, Chief Financial Officer

29 For the year ended: (Dollars in 000s) 2014 2015 2016 % Change (2015 to 2016) Year-end Data Assets $1,190,443 $1,292,816 $1,414,504 9.4% Loans 704,946 781,713 883,391 13.0% Deposits 949,704 1,032,167 1,152,452 11.7% Total Shareholders’ Equity 127,265 133,061 134,859 1.4% Assets Under Management 1,017,013 966,362 1,174,143* 21.5% Summary of Operations Net Interest Income 34,024 34,334 36,545 6.4% Noninterest Income 18,854 19,178 19,739 2.9% Noninterest Expense 43,768 44,607 48,140 7.9% Net Income 29,142 7,874 6,628 Return on Average Equity 28.78% 5.99% 4.80% Return on Average Assets 2.48% 0.64% 0.50% Asset Quality Ratios Total Nonperforming Assets to Assets 1.29% 1.34% 0.52% Allowance for Loan Losses to Total Loans 2.09% 1.74% 1.45% 2016: Financial Recap *Includes acquisition of Wheatland Advisors, Inc. in December 2016

30 Five Quarter View Selected Financial Data 2016 2017 (Dollars in 000s) Q1 Q2 Q3 Q4 Q1 Total Assets $1,287,279 $1,311,353 $1,354,154 $1,414,504 $1,453,946 Loans 804,703 831,933 847,061 883,391 901,331 Total Deposits 1,048,376 1,087,969 1,133,332 1,152,452 1,183,876 Total Interest Income 9,961 10,272 10,654 11,075 11,830 Total Interest Expense 1,311 1,321 1,420 1,365 1,593 Net Interest Income 8,650 8,951 9,234 9,710 10,237 Noninterest Income 5,665 4,537 4,568 4,969 4,335 Noninterest Expense 11,121 12,558 11,985 12,476 12,146 Efficiency Ratio (FTE) 82.6% 82.3% 83.2% 82.4% 79.7%

31 Consistent Upward Trend in Key Metrics $1,287,279 $1,311,353 $1,354,154 $1,414,504 $1,453,946 $804,703 $831,933 $847,061 $883,391 $901,331 $1,048,376 $1,087,969 $1,133,332 $1,152,452 $1,183,876 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 $1,400,000 $1,500,000 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Total Assets Loans Total Deposits

32 $43,349 $43,247 $43,768 $44,607 $48,140 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 Noninterest Expense Review 2012 2013 2014 2015 2016 • 2015 and 2016 expenses influenced by increased costs related to litigation and investment in growth of company (sales team and geographic expansion)* • “core” noninterest expense relatively flat over past five years *2015: $750,000 litigation and $75,000 growth related; 2016: $1.45 million litigation and $1.74 million growth related $43,782 $44,951 (Dollars in 000s)

33 Stock Performance Orrstown Financial Services, Inc. -------------- S & P 500 Index --------------

34 Regulatory Capital Ratios 8.1% 13.7% 15.0% 9.5% 15.6% 16.8% 9.8% 14.6% 15.8% 9.3% 13.3% 14.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Tier 1 Leverage Tier 1 Risk Based Total Risk Based 2013 2014 2015 2016

35 Meeting Agenda • Call to Order • Introduction of the Board of Directors and Other Distinguished Guests • Conduct Meeting Business • Management Report • Thomas R. Quinn, Jr., President & CEO Recap of 2016 Achievements • David P. Boyle, EVP/Chief Financial Officer Financial Review • Thomas R. Quinn, Jr., President & CEO Looking Forward 2017 and Beyond • Questions From Our Shareholders • Conduct Meeting Business • Adjournment

36 Management Report-Looking Forward 2017 and Beyond Thomas R. Quinn, Jr., President & CEO

37 Looking Forward: Keys to Executing Plan and Improving Earnings • Continue to take advantage of market dislocation • Use of technology to attract and retain customers • Continue to leverage balance sheet and improve earnings through loan, deposit, and fee income growth • Continue to focus on enterprise risk management • Allow our investments in people, process, technology and new markets to mature

38 Meeting Agenda • Call to Order • Introduction of the Board of Directors and Other Distinguished Guests • Conduct Meeting Business • Management Reports • Thomas R. Quinn, Jr., President & CEO Recap of 2016 Achievements • David P. Boyle, EVP/Chief Financial Officer Financial Review • Thomas R. Quinn, Jr., President & CEO Looking Forward 2017 and Beyond • Questions From Our Shareholders • Conduct Meeting Business • Adjournment

39 Questions From Our Shareholders • Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption. • A shareholder will be permitted up to two minutes to address the Meeting when recognized by the Chairman. • Derogatory references to personalities or comments that are otherwise in bad taste or any outbursts of demonstration will not be permitted and will be a basis for removal from the Meeting. • No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off. • The views, constructive comments and criticisms from shareholders are welcome, but the purpose of the Meeting will be observed. The Chairman will stop discussions that are: • Irrelevant to the matter under consideration, • Proposals related to the conduct of the Company’s ordinary business operations, • Derogatory or inflammatory, • Related to customers of Orrstown Bank, or • In substance repetitious statements made by other persons.

40 Meeting Agenda • Call to Order • Introduction of the Board of Directors and Other Distinguished Guests • Conduct Meeting Business • Management Reports • Thomas R. Quinn, Jr., President & CEO Recap of 2016 Achievements • David P. Boyle, EVP/Chief Financial Officer Financial Review • Thomas R. Quinn, Jr., President & CEO Looking Forward 2017 and Beyond • Questions From Our Shareholders • Conduct Meeting Business • Adjournment

41 Conduct Meeting Business Joel R. Zullinger, Chairman of the Board

42 SUCCESSFULLY EXECUTING OUR STRATEGIC PLAN Annual Shareholders Meeting | May 2, 2017